UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2021

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 3rd Street
San Francisco, California 94103‑3104
(Address, including zip code, of principal executive offices)
(415) 539‑3162
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 10, 2021, Unity Software Inc. (“Unity”) issued a press release announcing its financial results for the quarter ended June 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto as 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2021, the board of directors (“Board”) of Unity appointed Keisha Smith-Jeremie to fill the a vacancy on the Board, effective immediately. Ms. Smith-Jeremie was appointed as a Class III director for a term expiring at Unity’s 2023 annual meeting of stockholders. Ms. Smith-Jeremie was also appointed to the Compensation Committee of the Board.
Ms. Smith-Jeremie has served as the Chief People Officer of Tory Burch, an American fashion label, since August 2018. From January 2013 until August 2018, she served as Chief Human Resources Officer of News Corp, a mass media and publishing company. From July 2001 to December 2012, she served in various roles, including as Global Co-Head of Talent Management, at Morgan Stanley, a multinational investment bank and financial services company. Ms. Smith-Jeremie holds a B.A. in International Relations from the University of Virginia.
There is no arrangement or understanding between Ms. Smith-Jeremie and any other persons pursuant to which she was elected as a director. Ms. Smith-Jeremie has no direct or indirect material interest in any transaction required to be disclosed by Unity pursuant to Item 404(a) of Regulation S-K. Ms. Smith-Jeremie will enter into Unity’s standard from of indemnification agreement between Unity and its directors and executive officers.
Ms. Smith-Jeremie will be compensated as a member of the Board under the terms of Unity’’s Non-Employee Director Compensation Policy.
Ms. Smith-Jeremie election to the Board is included in the press release furnished hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated August 10, 2021 of Unity Software Inc.

99.2	Press release dated August 10, 2021 of Unity Software Inc. regarding appointment of Ms. Smith-Jeremie to the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: August 10, 2021	By:	/s/ Luis Visoso
Luis Visoso
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)